                                                     Exhibit 10.7
[LOGO]

                              SECURITY AGREEMENT

DEBTORS:       NORTH AMERICAN TELECOMMUNICATIONS CORPORATION
               BALTIC STATES AND CIS VENTURES, INC.
               CIS INTELLIGENCE INFORMATION SERVICES, INC.
               UNIQUEST COMMUNICATIONS, INC.

ADDRESS:       1600 PROMENADE CENTER, 15TH FLOOR
               RICHARDSON, TEXAS  75080

DATE:          DECEMBER 26, 1996

THIS SECURITY AGREEMENT is entered into as of the above date at Los Angeles, California, between the above-named debtors (jointly and severally, the "Debtor"), whose chief executive office is set forth above ("Debtor's Address"), and Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Blvd. Suite 950, Los Angeles, CA 90024. Certain capitalized terms used in this Agreement are defined in Section 6 below.

1. DEFINITIONS OF OBLIGATIONS AND COLLATERAL; GRANT OF SECURITY INTEREST.

   1.1 OBLIGATIONS. The term "Obligations" as used in this Agreement shall mean and include each and all of the following: the obligation to pay and perform when due all indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of Debtor to GBC, whether heretofore, now or hereafter existing, owing or arising; whether primary, secondary, direct, absolute, contingent, fixed, secured or unsecured; joint or several, monetary or non-monetary; and whether created pursuant to, or caused by Debtor's breach of, this Agreement, or any other present or future agreement or instrument, or created by operation of law or otherwise. The Obligations include without limitation the obligations of Debtor under that certain Continuing Guaranty in favor of GBC with respect to the indebtedness of the following (jointly and severally, "Borrower"), and all extensions and renewals thereof:

     SA TELECOMMUNICATIONS, INC. ("STEL")
     U.S. COMMUNICATIONS, INC. ("USCI")
     LONG DISTANCE NETWORK, INC. ("LONG DISTANCE")
     SOUTHWEST LONG DISTANCE NETWORK, INC. ("SOUTHWEST")

   1.2 COLLATERAL. To secure the payment and performance of all of the Obligations when due, Debtor hereby grants to GBC a security interest in all of Debtor's interest in the following, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All Inventory, Equipment, Receivables, and General Intangibles, including, without limitation, all of Debtor's Deposit Accounts, all money, all collateral in which GBC is granted a security interest pursuant to any other present or future agreement, all property now or at any time in the future in GBC's possession, and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products of the foregoing, and all books and records related to any of the foregoing.

2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEBTOR.

   In order to induce GBC to enter into this Agreement, Debtor represents and warrants to GBC as follows, and Debtor covenants that the following representations will continue to be true, and that Debtor will at all times comply with all of the following covenants:

   2.1 CORPORATE EXISTENCE AND AUTHORITY. Debtor is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Debtor is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on Debtor*. The execution, delivery and performance by Debtor of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Debtor in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), (iii) do not violate Debtor's articles or certificate of incorporation, or Debtor's by-laws, or any law or any material agreement or instrument which is binding upon Debtor or its property, and (iv) do not constitute grounds for acceleration of any material

                 GREYROCK BUSINESS CREDIT          SECURITY AGREEMENT
             ------------------------------------------------------------------

indebtedness or obligation under any material agreement or instrument which is binding upon Debtor or its property*.

   *TAKEN AS A WHOLE

   2.2 NAME; TRADE NAMES AND STYLES. The name of Debtor set forth in the heading to this Agreement is its correct name. Listed on the Schedule are all prior names of Debtor and all of Debtor's present and prior trade names*. Debtor shall give GBC 30 days' prior written notice before changing its name or doing business under any other name**. Debtor has complied, and will in the future comply***, with all laws relating to the conduct of business under a fictitious business name.

   *DURING THE PAST EIGHT YEARS

   **, EXCEPT THAT, IN THE CASE OF DOING BUSINESS UNDER ANOTHER NAME AS A RESULT OF AN ACQUISITION, SUCH NOTICE SHALL BE GIVEN BEFORE OR WITHIN 20 DAYS AFTER SUCH ACQUISITION IS CONSUMMATED

   ***IN ALL MATERIAL RESPECTS

   2.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Debtor's chief executive office. In addition, * Debtor has places of business and Collateral is located only at the locations set forth on the Schedule. Debtor will give GBC at least 30 days prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Debtor's Address or one of the locations set forth on the Schedule**.

   *ON THE DATE HEREOF

   **, EXCEPT THAT (I) IN THE CASE OF OPENING ANY ADDITIONAL PLACE OF BUSINESS AS A RESULT OF AN ACQUISITION, SUCH NOTICE SHALL BE GIVEN BEFORE OR WITHIN 20 DAYS AFTER SUCH ACQUISITION IS CONSUMMATED, AND (II) NOTICE NEED NOT BE GIVEN OF THE OPENING OR CHANGING OF SALES OFFICES AT WHICH NO SIGNIFICANT COLLATERAL IS LOCATED, OR SWITCHES

   2.4 TITLE TO COLLATERAL; PERMITTED LIENS. Debtor is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Debtor. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. GBC now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Debtor will at all times defend GBC and the Collateral against all claims of others. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise)*, Debtor shall, whenever requested by GBC, use its ** efforts to cause such third party to execute and deliver to GBC, in form acceptable to GBC, such waivers and subordinations as GBC shall specify, so as to ensure that GBC's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Debtor will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

   *(OTHER THAN A PERMITTED LIEN)

   **COMMERCIALLY REASONABLE

   2.5 MAINTENANCE OF COLLATERAL. Debtor will maintain the Collateral in good working condition, ordinary wear and tear excepted *, and Debtor will not use the Collateral for any unlawful purpose. Debtor will immediately advise GBC in writing of any material loss or damage to the Collateral.

 *(PROVIDED THAT NOTHING HEREIN SHALL PREVENT DEBTOR OR ANY OF ITS SUBSIDIARIES FROM DISCONTINUING THE OPERATION AND MAINTENANCE OF ANY OF ITS PROPERTIES IF THE SAME IS, IN THE JUDGMENT OF SUCH ENTITY, DESIRABLE IN THE CONDUCT OF ITS BUSINESS AND WOULD NOT HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION OF DEBTOR TAKEN AS A WHOLE)

   2.6 BOOKS AND RECORDS. Debtor has maintained and will maintain at Debtor's Address * complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

   *OR AT THE ADDRESSES SET FORTH IN THE SCHEDULE

   2.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to GBC have been, and will be, prepared in conformity with generally accepted accounting principles * and now and in the future will completely and fairly reflect the financial condition of Debtor, at the times and for the periods therein stated. Between the last date covered by any such statement provided to GBC and the date hereof, there has been no material adverse change in the financial condition or business of Debtor**. Debtor is now and will continue to be solvent.

   *(EXCEPT THAT ONLY ANNUAL FINANCIAL STATEMENTS WILL CONTAIN FOOTNOTES)

   **TAKEN AS A WHOLE

   2.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Debtor has timely filed, and will timely file, all tax returns and reports required by applicable law, and Debtor has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Debtor. Debtor may, however, defer payment of any contested taxes, provided that Debtor (i) in good faith contests Debtor's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies GBC in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. Debtor is unaware of any claims or adjustments proposed for any of Debtor's prior tax years which could result in additional taxes becoming due and payable by Debtor. Debtor has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Debtor has not and will not withdraw from participation in, permit partial or complete

                 GREYROCK BUSINESS CREDIT          SECURITY AGREEMENT
             ------------------------------------------------------------------

termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any * liability of Debtor**, including any liability to the Pension Benefit Guaranty Corporation or any other governmental agency.

   *MATERIAL

   **TAKEN AS A WHOLE

   2.9 COMPLIANCE WITH LAW. Debtor has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Debtor's ownership of real or personal property, the conduct and licensing of Debtor's business, and all environmental matters.

   2.10 LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of Debtor's knowledge) threatened by or against or affecting Debtor in any court or before any governmental agency (or any basis therefor known to Debtor) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Debtor*, or in any material impairment in the ability of Debtor to carry on its business in substantially the same manner as it is now being conducted. Debtor will promptly inform GBC in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Debtor involving any single claim of **.

   *TAKEN AS A WHOLE

   **$200,000 OR MORE, OR INVOLVING $500,000 OR MORE IN THE AGGREGATE

3.  DUTIES OF THE DEBTOR.

   3.1 INSURANCE. Debtor shall, at all times, insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to GBC, in such form and amounts as GBC may reasonably require, and Debtor shall provide evidence of such insurance to GBC, so that GBC is satisfied that such insurance is, at all times, in full force and effect. All such insurance policies shall name GBC as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to GBC. Upon receipt of the proceeds of any such insurance, GBC shall apply such proceeds in reduction of the Obligations as GBC shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, GBC shall release to Debtor insurance proceeds with respect to Equipment *, which shall be utilized by Debtor for the replacement of the Equipment with respect to which the insurance proceeds were paid. GBC may require reasonable assurance that the insurance proceeds so released will be so used. If Debtor fails to provide or pay for any insurance, GBC may, but is not obligated to, obtain the same at Debtor's expense. Debtor shall promptly deliver to GBC copies of all reports made to insurance companies.

   *NECESSARY TO CONDUCT DEBTOR'S BUSINESS

   3.2 REPORTS. Debtor, at its expense, shall provide GBC with the written reports set forth in the Schedule, and such other written reports with respect to Debtor (including budgets, sales projections, operating plans and other financial documentation), as GBC shall from time to time reasonably specify.

   3.3 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times, and on one business day's notice, GBC, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Debtor's books and records. GBC shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but GBC shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process.

   3.4 NEGATIVE COVENANTS. Except as *, Debtor shall not, without GBC's prior written consent, do any of the following: (i) merge or consolidate with another corporation or entity; (ii) acquire any assets, except in the ordinary course of business; (iii) enter into any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral, except that, provided no Default or Event of Default has occurred and is continuing, Debtor may (a) sell ** in the ordinary course of Debtor's business; (v) store any Inventory or other Collateral with any warehouseman or other third party; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; (vii) make any loans of any money or other assets; (viii) incur any debts, outside the ordinary course of business, and which would have a material, adverse effect on Debtor *** or on the prospect of repayment of the Obligations; (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity; (x) pay or declare any dividends on Debtor's stock (except for dividends payable solely in stock of Debtor); (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Debtor's stock; (xii) make any change in Debtor's capital structure which would have a material adverse effect on Debtor *** or on the prospect of repayment of the Obligations; or (xiii) dissolve or elect to dissolve****; or
(xiv) agree to do any of the foregoing. *****

   *PROVIDED IN SECTION 4 OF THE SCHEDULE

   **COLLATERAL (OTHER THAN RECEIVABLES AND GENERAL INTANGIBLES)

   ***TAKEN AS A WHOLE

   ****(EXCEPT THAT CIS AND BALTIC AND DIRECT OR INDIRECT SUBSIDIARIES OF LONG DISTANCE AND USCI MAY BE VOLUNTARILY DISSOLVED WITH 20 DAYS PRIOR WRITTEN NOTICE TO GBC)

        GREYROCK BUSINESS CREDIT                          SECURITY AGREEMENT
------------------------------------------------------------------------------

 *****GBC SHALL EXECUTE AND DELIVER UCC-2 RELEASES WITH RESPECT TO SALES PERMITTED UNDER CLAUSE 3.4(iv)(a) ABOVE ON WRITTEN REQUEST BY THE DEBTOR.

 3.5 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against GBC with respect to any Collateral or in any manner relating to Debtor, Debtor shall, without expense to GBC, make available Debtor and its officers, employees and agents, and Debtor's books and records, without charge, to the extent that GBC may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

 3.6 NOTIFICATION OF CHANGES. Debtor will promptly notify GBC in writing of any change in its * officers or directors, the opening of any new bank account or other deposit account, and any material adverse change in the business or financial affairs of Debtor**.

 *EXECUTIVE

 **TAKEN AS A WHOLE

 3.7 FURTHER ASSURANCES. Debtor agrees, at its expense, on request by GBC, to execute all documents and take all actions, as GBC may deem reasonably necessary or useful in order to perfect and maintain GBC's perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

 3.8 INDEMNITY. DEBTOR HEREBY AGREES TO INDEMNIFY GBC AND HOLD GBC HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEBTS, LIABILITIES, DEMANDS, OBLIGATIONS, ACTIONS, CAUSES OF ACTION, PENALTIES, COSTS AND EXPENSES (INCLUDING * ATTORNEYS'
FEES), OF EVERY NATURE, CHARACTER AND DESCRIPTION, WHICH GBC MAY SUSTAIN OR INCUR BASED UPON OR ARISING OUT OF ANY OF THE OBLIGATIONS, ANY ACTUAL OR ALLEGED FAILURE TO COLLECT AND PAY OVER ANY WITHHOLDING OR OTHER TAX RELATING TO DEBTOR OR ITS EMPLOYEES, ANY RELATIONSHIP OR AGREEMENT BETWEEN GBC AND DEBTOR, ANY ACTUAL OR ALLEGED FAILURE OF GBC TO COMPLY WITH ANY WRIT OF ATTACHMENT OR OTHER LEGAL PROCESS RELATING TO DEBTOR OR ANY OF ITS PROPERTY, OR ANY OTHER MATTER, CAUSE OR THING WHATSOEVER OCCURRED, DONE, OMITTED OR SUFFERED TO BE DONE BY GBC RELATING TO DEBTOR OR THE OBLIGATIONS (EXCEPT ANY SUCH AMOUNTS SUSTAINED OR INCURRED AS THE RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF GBC OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING GBC). NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT TO THE CONTRARY, THE INDEMNITY AGREEMENT SET FORTH IN THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND SHALL FOR ALL PURPOSES CONTINUE IN FULL FORCE AND EFFECT.

 *REASONABLE

4. TERM. This Agreement shall continue in effect until all of the Obligations have been paid and performed in full and all agreements between GBC and Debtor have been terminated.

5.  EVENTS OF DEFAULT AND REMEDIES.

 5.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Debtor shall give GBC immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to GBC by Debtor or any of Debtor's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect*; or (b) Debtor shall fail to pay when due any monetary Obligation; or (c) Debtor shall fail to perform any non-monetary Obligation which by its nature cannot be cured; or (d) Debtor shall fail to perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date performance is due; or (e) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same; or (f) any default or event of default occurs under any obligation secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or (g) Debtor breaches any material contract or obligation, which has or may reasonably be expected to have a material adverse effect on Debtor's business or financial condition**; or (h) dissolution ***, termination of existence, insolvency or business failure of Debtor; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Debtor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (i) the commencement of any proceeding against Debtor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 45 days after the date commenced; or (j) there shall be a change in the record or beneficial ownership of an aggregate of more than 20% of the outstanding shares of stock of Debtor, in one or more transactions, compared to the ownership of outstanding shares of stock of Debtor in effect on the date hereof, without the prior written consent of GBC; or (k) Debtor shall generally not pay its debts as they become due, or Debtor shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (l) there shall be a material adverse change in Debtor's business or financial condition**.

 *WHEN MADE

        GREYROCK BUSINESS CREDIT                          SECURITY AGREEMENT
------------------------------------------------------------------------------

 **TAKEN AS A WHOLE

 ***(EXCEPT AS PERMITTED BY SECTION 3.4(xiii))

 5.2 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, and at any time thereafter, GBC, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Debtor), may do any one or more of the following: (a) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (b) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Debtor hereby authorizes GBC without judicial process to enter onto any of Debtor's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as GBC deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should GBC seek to take possession of any of the Collateral by Court process, Debtor hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that GBC retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (c) Require Debtor to assemble any or all of the Collateral and make it available to GBC at places designated by GBC which are reasonably convenient to GBC and Debtor, and to remove the Collateral to such locations as GBC may deem advisable; (d) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, GBC shall have the right to use Debtor's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (e) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time GBC obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. GBC shall have the right to conduct such disposition on Debtor's premises without charge, for such time or times as GBC deems reasonable, or on GBC's premises, or elsewhere and the Collateral need not be located at the place of disposition. GBC may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Debtor of any liability Debtor may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (f) Demand payment of, and collect any Receivables and General Intangibles comprising Collateral and, in connection therewith, Debtor irrevocably authorizes GBC to endorse or sign Debtor's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Debtor and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in GBC's sole discretion, to grant extensions of time to pay, compromise claims and settle Receivables, General Intangibles and the like for less than face value; and (h) Demand and receive possession of any of Debtor's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by GBC with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

 5.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Debtor and GBC agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Debtor at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by GBC, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m;
(v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, GBC may (but is not obligated to) direct any prospective purchaser to ascertain directly from Debtor any and all information concerning the same. GBC shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

 5.4 POWER OF ATTORNEY. Upon the occurrence and during the continuance of any Event of Default, without limiting GBC's other rights and remedies, Debtor grants to GBC an irrevocable power of attorney coupled with an interest, authorizing and permitting GBC (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Debtor, and at Debtor's expense, to do any or all of the following, in Debtor's name or otherwise, but GBC agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Debtor any documents that GBC may, in its sole discretion, deem advisable in order to perfect and maintain GBC's security interest in the Collateral, or in order to exercise a right of Debtor or GBC, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements;
(b) Execute on behalf of Debtor any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of GBC's Collateral or in which GBC has an interest; (c) Execute on behalf of Debtor, any invoices relating to any Receivable, any draft against any Account Debtor and any notice to any Account Debtor,

        GREYROCK BUSINESS CREDIT                          SECURITY AGREEMENT
------------------------------------------------------------------------------

any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Debtor upon any instruments, or documents, evidence of payment or Collateral that may come into GBC's possession; (e) Endorse all checks and other forms of remittances received by GBC; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle Receivables and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of Debtor's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, Debtor to give GBC the same rights of access and other rights with respect thereto as GBC has under this Agreement; and (k) Take any action or pay any sum required of Debtor pursuant to this Agreement and any other present or future agreements. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and reasonable attorneys' fees incurred by GBC with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall GBC's rights under the foregoing power of attorney or any of GBC's other rights under this Agreement be deemed to indicate that GBC is in control of the business, management or properties of Debtor.

 5.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by GBC first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by GBC in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as GBC shall determine in its sole discretion. Any surplus shall be paid to Debtor or other persons legally entitled thereto; Debtor shall remain liable to GBC for any deficiency. If GBC, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, GBC shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by GBC of the cash therefor.

 5.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, GBC shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between GBC and Debtor, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by GBC of one or more of its rights or remedies shall not be deemed an election, nor bar GBC from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of GBC to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

6. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

 "ACCOUNT DEBTOR" means the obligor on a Receivable.

 "AFFILIATE" means, with respect to any Person, a relative, partner, shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

 "AGREEMENT" and "THIS AGREEMENT" means this Security Agreement and all modifications and amendments thereto, extensions thereof, and replacements therefor.

 "CODE" means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

 "COLLATERAL" has the meaning set forth in Section 1.2 above.

 "DEFAULT" means any event which with notice or passage of time or both, would constitute an Event of Default.

 "DEPOSIT ACCOUNT" has the meaning set forth in Section 9105 of the Code.

 "EQUIPMENT" means all of Debtor's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Debtor's operations or owned by Debtor and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

 "EVENT OF DEFAULT" means any of the events set forth in Section 5.1 of this Agreement.

 "GENERAL INTANGIBLES" means all general intangibles of Debtor, whether now owned or hereafter created or acquired by Debtor, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Debtor against GBC, rights to purchase or sell real or personal property, rights as a licensor or licensee of any

        GREYROCK BUSINESS CREDIT                          SECURITY AGREEMENT
------------------------------------------------------------------------------

kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

 "INVENTORY" means all of Debtor's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Debtor's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

 "OBLIGATIONS" has the meaning set forth in Section 1 above.

 "PERMITTED LIENS" means the following: (i) purchase money security interests in specific items of Equipment*; (ii) leases of specific items of Equipment*;
(iii) liens for taxes not yet payable; (iv) additional security interests and liens which are subordinate to the security interest in favor of GBC and are consented to in writing by GBC (which consent shall not be unreasonably withheld); (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods**. GBC will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on GBC's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of GBC, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Debtor agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

 *OR SOFTWARE

 **(ix) LIENS INCURRED OR PLEDGES AND DEPOSITS MADE IN THE ORDINARY COURSE OF BUSINESS IN CONNECTION WITH WORKER'S COMPENSATION, UNEMPLOYMENT INSURANCE AND OTHER TYPES OF STATUTORY OBLIGATIONS (INCLUDING TO SECURE GOVERNMENT CONTRACTS) IN THE ORDINARY COURSE OF BUSINESS, (x) ANY INTEREST OR TITLE OF A LESSOR IN PROPERTY SUBJECT TO ANY LEASE OTHER THAN A CAPITAL LEASE, (xi) LIENS ON EXCLUDED RECEIVABLES, (xii) SECURITY DEPOSITS MADE IN THE ORDINARY COURSE OF BUSINESS,
(xiii) PURCHASE MONEY SECURITY INTERESTS IN COLLATERAL (OTHER THAN RECEIVABLES, INVENTORY OR GENERAL INTANGIBLES) WHICH COLLATERAL IS ACQUIRED IN AN ACQUISITION, MERGER OR CONSOLIDATION, AND WHICH SECURES PART OF THE PURCHASE PRICE THEREOF, PROVIDED THE HOLDER THEREOF AGREES IN WRITING TO GIVE GBC 30 DAYS NOTICE AND OPPORTUNITY TO CURE ANY DEFAULT THEREUNDER PRIOR TO TAKING ANY ENFORCEMENT ACTION WITH RESPECT TO THE SAME, (xiv) LIENS LISTED ON THE UCC SEARCHES LISTED ON EXHIBIT A HERETO.

 "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

 "RECEIVABLES" means all of Debtor's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, documents and all other forms of obligations at any time owing to Debtor, all guaranties and other security therefor, all merchandise returned to or repossessed by Debtor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

 OTHER TERMS. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with generally accepted accounting principles, consistently applied. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

7.   GENERAL PROVISIONS.

 7.1 APPLICATION OF PAYMENTS. All payments with respect to the Obligations may be applied, and in GBC's sole discretion reversed and re-applied, to the Obligations, in such order and manner as GBC shall determine in its sole discretion.

 7.2 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to GBC or Debtor at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one business day following delivery to the private delivery service, or two business days following the deposit thereof in the United States mail, with postage prepaid.


 7.3 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of

        GREYROCK BUSINESS CREDIT                          SECURITY AGREEMENT
------------------------------------------------------------------------------

this Agreement, which shall continue in full force and effect.

 7.4 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Debtor and GBC and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. THERE ARE NO ORAL UNDERSTANDINGS, REPRESENTATIONS OR AGREEMENTS BETWEEN THE PARTIES WHICH ARE NOT SET FORTH IN THIS AGREEMENT OR IN OTHER WRITTEN AGREEMENTS SIGNED BY THE PARTIES IN CONNECTION HEREWITH.

 7.5 WAIVERS. The failure of GBC at any time or times to require Debtor to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Debtor and GBC shall not waive or diminish any right of GBC later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Debtor and delivered to GBC shall be deemed to have been waived by any act or knowledge of GBC or its agents or employees, but only by a specific written waiver signed by an authorized officer of GBC and delivered to Debtor. Debtor waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by GBC on which Debtor is or may in any way be liable, and notice of any action taken by GBC, unless expressly required by this Agreement.

 7.6 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Debtor and a duly authorized officer of GBC.

 7.7 TIME OF ESSENCE. Time is of the essence in the performance by Debtor of each and every obligation under this Agreement.

 7.8 ATTORNEYS FEES AND COSTS. Debtor shall reimburse GBC for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by GBC, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs GBC incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Debtor; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Debtor's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce GBC's security interest in, the Collateral; and otherwise represent GBC in any litigation relating to Debtor. If either GBC or Debtor files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which GBC may be entitled pursuant to this Paragraph shall immediately become part of Debtor's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

 7.9 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Debtor and GBC; provided, however, that Debtor may not assign or transfer any of its rights under this Agreement without the prior written consent of GBC, and any prohibited assignment shall be void. No consent by GBC to any assignment shall release Debtor from its liability for the Obligations.

 7.10 JOINT AND SEVERAL LIABILITY. If Debtor consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Debtor shall not constitute a compromise with, or a release of, any other Debtor.

 7.11 LIMITATION OF ACTIONS. Any claim or cause of action by Debtor against GBC, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future document or agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by GBC, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Debtor by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a summons and complaint on an officer of GBC, or on any other person authorized to accept service on behalf of GBC, within thirty (30) days thereafter. Debtor agrees that such one-year period is a reasonable and sufficient time for Debtor to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by the written consent of GBC in its sole discretion. This provision shall survive any termination of this Agreement or any other present or future agreement.

 7.12 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. Debtor and GBC acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", whenever used in

        GREYROCK BUSINESS CREDIT                          SECURITY AGREEMENT
------------------------------------------------------------------------------

this Agreement, shall mean "including (but not limited to)". This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against GBC or Debtor under any rule of construction or otherwise.*

 *THIS AGREEMENT MAY BE EXECUTED IN SEPARATE COUNTERPARTS, WHICH TOGETHER SHALL CONSTITUTE ONE AGREEMENT.

 7.13 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of GBC and Debtor shall be governed by the laws of the State of California. As a material part of the consideration to GBC to enter into this Agreement, Debtor (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at GBC's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delive_ry or any other method permitted by law; and (iii) waives any and all rights Debtor may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

   7.14 MUTUAL WAIVER OF JURY TRIAL. DEBTOR AND GBC EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND DEBTOR, OR ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR DEBTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR DEBTOR, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

          Debtor:            NORTH AMERICAN TELECOMMUNICATIONS CORPORATION

                             By  /s/ J. David Darnell
                                ---------------------------------------------
                             Title  Vice President
                                   ------------------------------------------

          Debtor:            BALTIC STATES AND CIS VENTURES, INC.

                             By  /s/ J. David Darnell
                                ---------------------------------------------
                             Title   Vice President
                                   ------------------------------------------

          Debtor:            CIS INTELLIGENCE INFORMATION SERVICES, INC.

                             By  /s/ J. David Darnell
                                ---------------------------------------------
                             Title   Vice President
                                   ------------------------------------------

          Debtor:            UNIQUEST COMMUNICATIONS, INC.

                             By  /s/ J. David Darnell
                                ---------------------------------------------
                             Title   Vice President
                                   ------------------------------------------

          GBC:               GREYROCK BUSINESS CREDIT,
                             A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION

                             By  /s/ Ian Schneider
                                ---------------------------------------------
                             Title   Chief Operating Officer
                                   ------------------------------------------

------------------------------------------------------------------------------
                        SCHEDULE TO SECURITY AGREEMENT

1. PRIOR NAMES OF DEBTOR: As set forth in Representations and Warranties of STEL dated December 2, 1996 (the "Representations").

2. FICTITIOUS NAMES, TRADE NAMES AND TRADE STYLES OF DEBTOR: As set forth in the Representations.

3. OTHER ADDRESSES AND OTHER LOCATIONS OF COLLATERAL: As set forth in the Representations.

4.   NEGATIVE COVENANTS-EXCEPTIONS.  Notwithstanding the provisions of
     Section 3.4, the following shall be permitted:

          (a) Mergers and consolidations between two entities which are both Debtors, mergers and consolidations of a subsidiary of a Debtor into such Debtor, and other mergers and consolidations if a Debtor or Borrower is the surviving corporation in such merger.

          (b) Sale or transfer of all or substantially all of the assets of a Debtor to another Debtor or Borrower.

          (c) Acquisitions of assets or business by a Debtor, provided the assets acquired are not subject to any liens or encumbrances other than Permitted Liens.

          (d) Sale of Collateral as a part of the sale of a business or line of business, which was acquired after the date hereof (other than any Receivables with respect to which loans by GBC are outstanding or any customer lists or other General Intangibles relating thereto), in a good faith arm's length transaction. GBC shall execute and deliver UCC-2 releases with respect to sales permitted under this clause (d) on written request by the Debtor.

          (e) Sale of the international call back business and related assets (other than any Receivables with respect to which Loans are outstanding or any customer lists or other General Intangibles relating thereto), in a good faith arm's length transaction. GBC shall execute and deliver UCC-2 releases with respect to sales permitted under this clause (f) on written request by the Debtor.

          (f) Guaranty the obligations of any other Debtor or any Borrower or any subsidiary of any Debtor or any Borrower, or continue in effect any guarantees in existence on the date of this Agreement.

          (g) Make loans (i) to employees, officers and directors of any Debtor arising from the exercise of options to purchase stock of any Debtor, provided Debtor does not make any cash advance in connection therewith, (ii) which are travel advances to officers and employees in the ordinary course of business, (iii) which are progress payments, advances against commissions, prepaid rent or security deposits in the ordinary course of business, (iv) from one Debtor to another Debtor or a Borrower or to a direct or indirect subsidiary of a Debtor or Borrower.

          Debtor shall provide GBC with written notice of any of the actions in clauses (a)-(c) above at least 15 days before taking any such action.

          Debtor shall provide GBC with written notice of any of the actions in clause (d)-(e) above within 30 days after taking any such action.

5. MATERIAL ADVERSE LITIGATION As set forth in the Schedule to the Loan Agreement between GBC and the Borrower of even date.


                                    -1-